Exhibit 10.9
ASSIGNMENT, CONVEYANCE AND BILL OF SALE

STATE OF COLORADO	}
	}	KNOW ALL MEN BY THESE PRESENTS THAT:
COUNTIES OF WELD AND MORGAN	}

THIS ASSIGNMENT, CONVEYANCE AND BILL OF SALE (this “Assignment”), dated effective as of 7:00 a.m. Mountain Time on January 1, 2015 (the “Effective Time”), is made by and between Pacific Energy Development Corp., a Nevada corporation (“Assignor”) with an address of 4125 Blackhawk Plaza Circle, Suite 201A, Danville, California 94506, and Condor Energy Technology LLC, a Nevada limited liability company (“Assignee”), having an address of c/o MIE Energy Corporation, 2203 Timberloch Place, Spring, Texas, 77380 .

For and in consideration of ONE HUNDRED DOLLARS ($100), and other good and valuable consideration, receipt of which is hereby acknowledged, Assignor does hereby assign, transfer and convey unto Assignee, effective for all purposes as of the Effective Time, and subject to the terms and conditions of this Assignment, all of Assignor’s right, title and interest in and to the following (collectively, the “Properties”), excepting and reserving the Excluded Properties (as defined herein):

(i)	The leasehold estates created by the oil and gas leases described on Exhibit A (the “Leases”), insofar and only insofar as the Leases cover the lands described on Exhibit A (the “Lands”).

(ii)
The oil and gas production wells, injection wells, pressure maintenance wells and salt water disposal wells located upon the Lands, whether producing or non-producing, which are set forth in Exhibit B (collectively, the “Wells”).

(iii)
The equipment, personal property, facilities, improvements, structures and fixtures located on the Lands as of the Effective Time, or used in connection with the Leases or the Wells, for the production, gathering, treatment, compression, transportation, processing, sale or disposal of hydrocarbons or water produced from the Wells, including all wells, well-bores, casing, tubing, wellheads, gauges, valves, rods, tanks, pumps, flow lines, separators, treaters, compressors, pipelines and other improvements (collectively, the “Equipment”).

(iv)
The oil, gas, condensate and other hydrocarbon production (the “Production”) produced from the Lands covered by the Leases, or attributable thereto, or to lands pooled or unitized therewith, from and after the Effective Time.

(v)
The easements, rights-of-way, permits, licenses, servitudes, access agreements, surface use agreements or other similar interests related to the Leases, the Lands or the Wells (collectively, the “Surface Rights”).

(vi)
The agreements, contracts, licenses, permits, options, grants, leases, franchises and other documents related to the ownership or operation of the Leases and Lands, the Wells, the Equipment, the Production, and the Surface Rights, including farm-out agreements, participation agreements, model form operating agreements, unit agreements, area of mutual interest agreements, communitization agreements, pooling agreements, product sale agreements, division orders, processing agreements, transportation agreements, water disposal agreements, options, orders and decisions of state and federal regulatory authorities (collectively, the “Material Contracts”).

(viii)
All of Assignor’s records and files directly related to the Leases and Lands, the Wells, the Equipment, the Production, the Surface Rights and the Material Contracts (collectively, the “Records”) including: (A) leases, assignments, contracts, rights of way, surveys, maps, plats, correspondence, and other documents and instruments; (B) division of interest, suspended funds data, and accounting records (excluding Assignor’s state and federal income tax information); (C) severance, production and property tax records; and (D) well files, logs, operations and maintenance records.

EXCEPTING AND RESERVING unto Assignor, and the term “Properties” as used herein shall not include, the following (collectively, the “Excluded Properties”):

(a)	The Production with respect to all periods prior to the Effective Time, together with all proceeds from and rights relating to the sale of such Production.

(b)
All funds, monies, proceeds, income, revenues, credits, receipts and benefits (and any security, deposits, advances or prepayments) attributable to the Properties or the operation thereof prior to the Effective Time, and the Excluded Properties.

(c)
All of Assignor’s Claims for any refund of or loss carry forwards with respect to: (i) production, severance, ad valorem or other taxes attributable to the Properties for any period prior to the Effective Time; (ii) income or franchise taxes; and (iii) any taxes attributable to the Excluded Properties.

(d)
All of Assignor’s Claims (as hereafter defined), causes of action and chooses in action: (i) arising from acts, omissions or events, or damage to or destruction of property, occurring prior to the Effective Time; (ii) arising under or with respect to any of the Leases and the Material Contracts that are attributable to periods of time prior to the Effective Time (including audit rights, and claims for overpayments, adjustments or refunds); or (iii) with respect to any of the Excluded Properties.

(e)
All of Assignor’s claims for all periods prior to the Effective Time under any policy or agreement of insurance held in the name of Assignor (as a non-operator of the Wells), and any other indemnity, surety, guaranty or bond held in the name of Assignor (as a non-operator of the Wells).

(f)	[Intentionally Omitted].

(g)	All documents, memoranda, correspondence and other communications that may be protected by an attorney-client privilege or the attorney work-product privilege.

(h)
All agreements, memoranda and correspondence among Assignor, its subsidiaries and affiliates (other than Assignee), and their respective officers, directors, shareholders, managers, members, partners, employees, accountants, attorneys, bankers, investment bankers, advisors, consultants, agents and representatives (collectively, “Assignor Group”), and prospective purchasers of the Properties, and their respective officers, directors, shareholders, managers, members and employees including contact lists, sales materials, confidentiality agreements, bids, offers, analyses, and draft agreements.

(i)
All of Assignor’s corporate, financial, accounting and tax records, except those tax records for production, severance and property taxes specifically relating to the Properties or which are directly related to Assignee’s ownership or operation of the Properties.

TO HAVE AND TO HOLD the Properties unto Assignee, and Assignee’s successors and assigns, subject to the following terms and conditions:

1.          “Subject to” certain Liabilities. Except to the extent herein expressly provided, this Assignment is accepted subject to, and Assignee hereby agrees to bear and perform (but without assuming), all of the duties, liabilities and obligations arising in connection with or related to the Properties, including: (i) all express and implied covenants, duties, obligations and liabilities under the terms of the Leases, the Surface Rights, and the Material Contracts; (ii) all costs and expenses attributable to the ownership, exploration, development and operation of the Properties, from and after the Effective Time; (iii) all royalties, overriding royalties, production payments, net profits obligations, rentals, shut-in payments and similar burdens to which the Properties are subject accruing on and after the Effective Time (subject to Section 3 in regard to Suspense Funds); (iv) all taxes attributable to periods from after the Effective Time; (v) compliance with all applicable laws pertaining to the Properties, including the procurement and maintenance of all permits required by public authorities in connection with the Properties from and after the Effective Time; (vi) the condition of the Properties both surface and subsurface as of the Effective Time (including all obligations to properly plug and abandon, or re-plug and re-abandon, all wells that are located on the Properties, to restore the surface of the Lands, and to comply with, or to bring the Properties into compliance with law, including conducting any remediation activities, investigations, feasibility studies, and other clean-up activities which may be required); and (vii) to the maximum extent permitted by law, all other matters related to the Properties (including title and environmental matters), regardless of whether such matters arose before or after the Effective Time (the “Existing Conditions”). Notwithstanding the foregoing, to the extent that any of the foregoing matters or conditions to which Assignee agreed to accept the Properties “subject to” are later discovered to have been undisclosed or undiscovered due to the fraud, intentional misrepresentation, gross negligence, willful misconduct of Assignor, Assignor shall remain liable, to the extent of such retained liability (the “Retained Liabilities”) and such Retained Liabilities shall be deemed excluded from the Existing Conditions.

2.           Allocation of Cost and Expense. Except as otherwise provided in this Assignment, all income, revenue, cost and expense attributable to the Properties shall be allocated between Assignor and Assignee as of the Effective Time. Assignor shall own and be entitled to all income, proceeds and revenues attributable to the Properties prior to the Effective Time, and Assignee shall own and be entitled to all income, proceeds and revenues attributable to the Properties from and after the Effective Time. Except as otherwise provided in this Assignment, Assignor shall bear and pay all cost and expense attributable to the Properties prior to the Effective Time, and Assignee shall bear and pay all costs and expense attributable to the Properties from and after the Effective Time. On or before 90 days after the Effective Time, Assignor and Assignee shall agree upon any adjustments pursuant to this Section, and the party owing any amounts shall promptly pay to the other party such amounts.

3.           [Intentionally Omitted].

4.           Special Warranty of Title. Assignor warrants title to the Lands described on Exhibit A and the working interests and net revenue interests in the Wells described on Exhibit B, free and clear of all liens and encumbrances arising by, through and under Assignor, but not otherwise, subject to and burdened by the terms and conditions of this Assignment, the Leases, the Surface Rights, the Material Contracts, and all other similar burdens on the Lands recorded in the real property records of Weld and Morgan Counties, Colorado, as of the Effective Time.

5.           [Intentionally Omitted].

6.           Disclaimers.

(a)           EXCEPT FOR THE SPECIAL WARRANTY OF TITLE CONTAINED HEREIN, THE PROPERTIES ARE BEING CONVEYED BY ASSIGNOR TO ASSIGNEE WITHOUT WARRANTY OF ANY KIND, EXPRESS, IMPLIED, STATUTORY, AT COMMON LAW OR OTHERWISE, AND THE PARTIES HEREBY EXPRESSLY DISCLAIM, WAIVE AND RELEASE ANY WARRANTY OF MERCHANTABILITY, CONDITION, SAFETY OR FITNESS FOR A PARTICULAR PURPOSE, AND SUBJECT TO THE RETAINED LIABILITIES OF ASSIGNOR, IS ANY, ASSIGNEE ACCEPTS THE PHYSICAL CONDITION OF THE PROPERTIES “AS IS, WHERE IS, AND WITH ALL FAULTS” CONDITION AND STATE OF REPAIR. EXCEPT TO THE EXTENT OF ASSIGNOR’S RETAINED LIABILITIES, ASSIGNOR SHALL HAVE NO LIABILITY TO ASSIGNEE FOR ANY CLAIMS CAUSED OR ALLEGED TO BE CAUSED DIRECTLY, INDIRECTLY, INCIDENTALLY OR CONSEQUENTIALLY, BY THE  DESCRIPTIONS OF THE PROPERTIES, BY ANY INADEQUACY THEREOF OR THEREWITH, ARISING IN STRICT LIABILITY OR OTHERWISE, OR IN ANY WAY ARISING OUT OF ASSIGNEE’S PURCHASE THEREOF. THE PARTIES HEREBY ACKNOWLEDGE AND AGREE THAT, TO THE EXTENT REQUIRED BY APPLICABLE LAW, THE DISCLAIMERS CONTAINED IN THIS ASSIGNMENT ARE “CONSPICUOUS” FOR THE PURPOSES OF SUCH APPLICABLE LAW.

(b)           EACH PARTY HEREBY EXPRESSLY DISCLAIMS, WAIVES AND RELEASES ANY AND ALL WARRANTIES, EXPRESS, IMPLIED, STATUTORY, AT COMMON LAW OR OTHERWISE, RELATING TO THE ACCURACY OF ANY OF THE INFORMATION FURNISHED WITH RESPECT TO THE EXISTENCE OR EXTENT OF RESERVES, THE VALUE OF THE PROPERTIES BASED THEREON, OR THE CONDITION OR STATE OF REPAIR OF THE PROPERTIES. THIS DISCLAIMER EXTENDS TO ANY REPRESENTATION OR WARRANTY AS TO THE PRICES ASSIGNEE AND/OR ASSIGNOR ARE OR WILL BE ENTITLED TO RECEIVE FROM THE PRODUCTION FROM THE PROPERTIES, IT BEING ACKNOWLEDGED AND AGREED THAT ALL RESERVE, PRICE AND VALUE ESTIMATES UPON WHICH ASSIGNEE HAS RELIED OR IS RELYING HAVE BEEN DERIVED BY THE INDIVIDUAL EVALUATION OF ASSIGNEE. ALSO, ASSIGNEE ACKNOWLEDGES AND AGREES THAT RESERVE REPORTS ARE ESTIMATES ONLY OF PROJECTED FUTURE OIL AND/OR GAS VOLUMES, FUTURE FINDING COSTS AND FUTURE OIL AND/OR GAS SALES PRICES, ALL OF WHICH FACTORS ARE INHERENTLY IMPOSSIBLE TO PREDICT ACCURATELY EVEN WITH ALL AVAILABLE DATA AND INFORMATION.

(c)           THE PARTIES HEREBY ACKNOWLEDGE AND AGREE THAT THEY ARE NOT “CONSUMERS” WITHIN THE MEANING OF ANY DECEPTIVE TRADE PRACTICES OR CONSUMER PROTECTION ACT, OR ANY APPLICABLE LAW. ASSIGNEE HEREBY EXPRESSLY DISCLAIMS, WAIVES AND RELEASES ALL OF ASSIGNEE’S RIGHTS AND REMEDIES UNDER ALL APPLICABLE LAW WHICH MAY AFFORD CONSUMERS SPECIAL RIGHTS AND PROTECTIONS. AFTER CONSULTATION WITH AN ATTORNEY OF ASSIGNEE’S OWN SELECTION, ASSIGNEE VOLUNTARILY CONSENTS TO THIS WAIVER AND RELEASE. TO EVIDENCE ASSIGNEE’S ABILITY TO GRANT SUCH WAIVER, ASSIGNEE HEREBY REPRESENTS AND WARRANTS TO ASSIGNOR THAT: (i) ASSIGNEE IS NOT IN A SIGNIFICANTLY DISPARATE BARGAINING POSITION; (ii) ASSIGNEE IS REPRESENTED BY LEGAL COUNSEL IN ENTERING INTO THIS ASSIGNMENT; AND (iii) SUCH LEGAL COUNSEL WAS NOT, DIRECTLY OR INDIRECTLY, IDENTIFIED, SUGGESTED OR SELECTED BY ASSIGNOR OR ANY AGENT OF ASSIGNOR.

7.           Recording.  Assignee, at Assignee’s sole cost and expense, shall promptly file this Assignment for recording in the appropriate offices of the counties in which the Lands are located. Assignee shall promptly deliver to Assignor true and accurate photocopies of this Assignment with the recording information thereon, promptly after Assignee’s receipt thereof. Assignee shall pay all sales, use, transfer, documentary, recording, filing, stamp, registration and other similar taxes and fees incurred or may be imposed in connection with this Assignment, and indemnify, defend, release and hold harmless Assignor with respect thereto.

8.           Exhibits. All exhibits attached hereto are hereby incorporated herein and made a part hereof for all purposes, as if set forth in full herein. References in such exhibits to instruments on file in the public records are hereby incorporated by reference herein for all purposes.

9.           Successors and Assigns. This Assignment shall inure to the benefit of and be binding upon the parties hereto, and their respective successors and assigns.

10.         Third Parties. This Assignment shall not confer any rights, benefits or remedies to any person or entity not a party hereto.

11.         Governing Law. This Assignment shall be governed and construed in accordance with the laws of the State of Colorado, without giving effect to principles of conflicts of laws that would result in the application of the laws of another jurisdiction.

12.         Attorneys’ Fees. In the event of any disputes related to this Assignment, the prevailing party shall recover its court costs, out-of-pocket costs, expert witness fees and reasonable attorneys’ fees from the opposing party.

13.         Interpretation. For purposes of interpreting the provisions of this Assignment, Assignor and Assignee acknowledge and agree that Assignor and Assignee have equal bargaining power and position, and that no provision of this Assignment shall be interpreted or construed adverse to or against one party or the other as a result of the drafting, preparation or execution of this Assignment.  The word “including” (as used herein in its various forms) means including without limitation.

14.         Imaged Documents, Counterparts.   Any document generated by the parties with respect to this Assignment including this Assignment, may be imaged and stored electronically (“Imaged Documents”).  Imaged Documents may be introduced as evidence in any proceeding as if such were original business records and neither party shall contest the admissibility of Imaged Documents as evidence in any proceeding.  This Assignment may be executed in counterparts, whether by facsimile, portable document format or otherwise, each of which shall be deemed to be an original, but all of which together shall constitute one agreement.

15.         Further Assurances.   The parties hereto agree to take all such further actions and execute, acknowledge and deliver all such further documents that may be necessary or useful for the purpose of giving effect to this Assignment

[signature and acknowledgement pages follow]

EXECUTED to be effective for all purposes as of the Effective Time.

ASSIGNOR: Pacific Energy Development Corp. By: /s/Frank C. Ingriselli Name: Frank C. Ingriselli Title: Chief Executive Officer	ASSIGNEE: Condor Energy Technology LLC By: /s/Michael L. Peterson Name: Michael L. Peterson Title: President and CFO

ACKNOWLEDGMENTS

STATE OF	CA	§
§
COUNTY OF	Contra Costa	§

This instrument was acknowledged before me this  18  day of  February  2015, by   Frank C. Ingriselli, known to me to be the ____________ of Pacific Energy Development Corp., who affirmed that the foregoing instrument was signed on behalf of the company and that the execution of this instrument was the free act and deed of the company.

/s/Valentina Babichev
Notary Public in and for the State of	CA

STATE OF	CA	§
§
COUNTY OF	Contra Costa	§

This instrument was acknowledged before me this  18  day of  February  2015, by  Michael L. Peterson, known to me to be the ____________ of Condor Energy Technology LLC, who affirmed that the foregoing instrument was signed on behalf of the company and that the execution of this instrument was the free act and deed of the company.

/s/Valentina Babichev
Notary Public in and for the State of	CA

EXHIBIT A

Lessor	Lessee	Effective Date	County	Recording	T	R	S	Description
Lease #9519.8 - State of Colorado Board of Land Commissioners	Contex Energy Company	2/21/08	Weld	3602459	7N	59W	16	ALL
Lease #9520.8 - State of Colorado Board of Land Commissioners	Contex Energy Company	2/21/08	Weld	3602460	7N	59W	34	W/2
City of Wray,Colorado, a Municipal Corporation, represented herein by Kris Jones, Mayor	Baseline Minerals, Inc.	12/1/10	Weld	Memo 3746211	7N	60W	23	W2
The United Methodist Church of Wray, a Colorado non-profit corporation in trust, represented herein by Robert L. Schneider, Trustee	Baseline Minerals, Inc.	12/1/10	Weld	Memo 3746209	7N	60W	23	W2
Wray Area Foundation, Inc., a Colorado, non-profit corporation, represented herein by Lance Bohall	Baseline Minerals, Inc.	12/1/10	Weld	Memo 3746210	7N	60W	23	W2
McCulliss Oil and Gas	Condor Energy Technology, LLC	2/23/13	Weld	3967405	7N	59W	20	E2
Paul McCulliss	Condor Energy Technology, LLC	2/23/13	Weld	3967404	7N	59W	20	E2
Cherie Lynn Solomon, a married woman dealing in her sole and separate property	Condor Energy Technology, LLC	8/19/13	Weld	3964361	7N	59W	28	E2
The Willoughby Family Trust, by Lynette Willoughby, Trustee	Condor Energy Technology, LLC	8/19/13	Weld	Memo 3945940, Ratification 3948931	7N	59W	28	E2
Milton Nazaryk, aka Milton P. Nazaryk, a married man dealing in his sole and separate property	Condor Energy Technology, LLC	8/19/13	Weld	3945929	7N	59W	28	E2
Rodney S. Marcum, a married man, dealing in his sole and separate property	Condor Energy Technology, LLC	9/2/13	Weld	3950194	7N	59W	17	S2
Sharon Colson, a married person, dealing in her sole and separate property	Condor Energy Technology, LLC	9/4/13	Weld	3948484	7N	59W	17	S2
Virginia R. Potter, a single person	Condor Energy Technology, LLC	9/4/13	Weld	3948489	7N	59W	17	S2
Melvin H. Brantley, a single person	Condor Energy Technology, LLC	9/8/13	Weld	3941725	7N	59W	17	N2
Richard C. Brantley and Lodean L. Brantley, husband and wife	Condor Energy Technology, LLC	9/8/13	Weld	3943554	7N	59W	17	N2
Lutin Curlee Family Partnership LTD., a Colorado Limited Partnership	Condor Energy Technology, LLC	9/8/13	Weld	3945930	7N	59W	8	S2
Mary Thompson, Power of Attorney for Steven Arthur Memovich	Condor Energy Technology, LLC	9/9/13	Weld	3967406	7N	59W	18	NW4, SW4, SE.4
Connie L. Green, a married woman dealing in her sole and separate property	Condor Energy Technology, LLC	9/9/13	Weld	3943540	7N	59W	33	E2
Connie L. Green, a married woman dealing in her sole and separate property	Condor Energy Technology, LLC	9/9/13	Weld	3943540	7N	59W	34	E2
Roger Hilzer, a married man dealing in his sole and separate property	Condor Energy Technology, LLC	9/9/13	Weld	3939846	7N	59W	33	E2
Roger Hilzer, a married man dealing in his sole and separate property	Condor Energy Technology, LLC	9/9/13	Weld	3939846	7N	59W	34	E2
Dianne Y. Fuller, a married woman dealing in her sole and separate property	Condor Energy Technology, LLC	9/12/13	Weld	3943532	7N	59W	33	E2
Dianne Y. Fuller, a married woman dealing in her sole and separate property	Condor Energy Technology, LLC	9/12/13	Weld	3943532	7N	59W	34	E2
James C. Young, Jr., a married man dealing in his sole and separate property	Condor Energy Technology, LLC	9/12/13	Weld	3943539	7N	59W	33	E2
James C. Young, Jr., a married man dealing in his sole and separate property	Condor Energy Technology, LLC	9/12/13	Weld	3943539	7N	59W	34	E2
John W. Young, a single man	Condor Energy Technology, LLC	9/12/13	Weld	3943544	7N	59W	33	E2
John W. Young, a single man	Condor Energy Technology, LLC	9/12/13	Weld	3943544	7N	59W	34	E2
Doris L. Poush, a widow	Baseline Minerals, Inc.	11/3/10	Weld	Memo 3755306	7N	59W	17	S2
The Irene M. Kosch Living Trust, dated January 31, 2006, represented herein by Christina A. Sawyer, Trustee	Baseline Minerals, Inc.	11/3/10	Weld	Memo 3755307	7N	59W	17	S2
The Albert E. Radinsky Trust, represented herein by William Litvak, Trustee of the trust	Baseline Minerals, Inc.	12/10/10	Weld	Memo 3749643	7N	60W	13	E2SE4
The Albert E. Radinsky Trust, represented herein by William Litvak, Trustee of the trust	Baseline Minerals, Inc.	12/10/10	Weld	Memo 3749643	7N	60W	24	E2E2, SWNE, NWSE

John E. Ford Family Trust, dated March 6, 2005	Condor Energy Technology, LLC	12/13/13	Weld	4006946	7N	59W	21	SE4
Patty L. Ford	Condor Energy Technology, LLC	12/13/13	Weld	4006945	7N	59W	21	NE4, W2
John E. Ford Family Trust, dated March 6, 2005	Condor Energy Technology, LLC	11/10/13	Weld	4006947	7N	59W	32	ALL
Patty L. Ford	Condor Energy Technology, LLC	12/13/13	Weld	4006945	7N	60W	13	SW4NE4, SE4
Kathryn B. Yahn, a single woman	Baseline Minerals, Inc.	7/11/11	Weld	Memo 3786033	7N	59W	8	SW,N2SE, S2SE
Anthony Dicroce, a widower	Baseline Minerals, Inc.	7/12/11	Weld	Memo 3792462	7N	59W	28	W2
Karen S. Raymond, a single woman	Baseline Minerals, Inc.	7/12/11	Weld	Memo 3792459	7N	59W	28	W2
Marilyn L. Raymond, a single woman	Baseline Minerals, Inc.	7/12/11	Weld	Memo 3788922	7N	59W	28	W2
Beverly A. Ditolla, a single woman	Baseline Minerals, Inc.	7/13/11	Weld	Memo 3792467	7N	59W	28	W2
Patricia S. Ditolla, a single woman	Baseline Minerals, Inc.	7/13/11	Weld	Memo 3792466	7N	59W	28	W2
Lynn S. Cutrer, a/k/a Lynn Francis Stark Cutrer, a single woman	Baseline Minerals, Inc.	7/14/11	Weld	Memo 3792457	7N	59W	34	E2
Blake LaRue, a/k/a William Blake LaRue, married to Bonnie P. LaRue, dealling herein with his sole and separate property	Baseline Minerals, Inc.	7/15/11	Weld	Memo 3788918	7N	59W	34	E2
Robert D. LaRue, a/k/a Robert Driscoll LaRue, married to Edell E. LaRue, dealing herein with his sole and separate property	Baseline Minerals, Inc.	7/15/11	Weld	Memo 3788923	7N	59W	34	E2
David W. Ferguson Trust	Baseline Minerals, Inc.	7/18/11	Weld	Memo 3792453	7N	59W	28	W2
Alan B. Hall, a/k/a Alan Bradley Hall, married to Kelly McMsnyderahon Hall, dealing herein with his sole and separate property	Baseline Minerals, Inc.	7/18/11	Weld	Memo 3792458	7N	59W	34	E2
Robert M. McDannald, Jr., a/k/a Robert Morris McDannald, Jr., married to Katin C. Pontikes, dealing herein with his sole and separate property	Baseline Minerals, Inc.	7/20/11	Weld	Memo 3786034	7N	59W	34	E2
Dorothy A. Menzies, a widow	Baseline Minerals, Inc.	7/22/11	Weld	Memo 3798015	7N	59W	28	W2
Jane M. Russell, a single woman	Baseline Minerals, Inc.	7/25/11	Weld	Memo 3788920	7N	59W	34	E2
Jerry M. McDannald Estate, represented by Jane M. Russell, Executor	Baseline Minerals, Inc.	7/25/11	Weld	Memo 3788919	7N	59W	34	E2
Mary Ann Smith, married to Edward Smith, dealing herein with her sole and separate property	Baseline Minerals, Inc.	7/25/11	Weld	Memo 3792452	7N	59W	34	E2
Jolynn McDannald Brailas Bypass Trust, represented herein by Alexander Brailas, Trustee	Baseline Minerals, Inc.	7/26/11	Weld	Memo 3788917	7N	59W	34	E2
Michael J. Dailey, a single man	Baseline Minerals, Inc.	8/1/11	Weld	Memo sent for recording	7N	59W	34	E2
Patrick L. Dailey, married to Diane Dailey, and dealing herein with his sole and separate property	Baseline Minerals, Inc.	8/1/11	Weld	Memo 3795157	7N	59W	34	E2
Richard E. Jones, a/k/a Richard Emmett Glenn Jones, married to Wilma J. Jones, dealing herein with his sole and separate property	Baseline Minerals, Inc.	8/3/11	Weld	Memo 3788926, ratifications 3795138, 3795139	7N	59W	28	W2
Victoria Lee Mosher Sutphin, married to Michael Allen Sutphin, as sole heir of Helen Chura Mosher, dealing herein with her sold and separate property	Baseline Minerals, Inc.	8/4/11	Weld	Memo 3798019	7N	59W	28	W2
Marianne Giba Jelniker, married to Donald Jelniker, dealing herin with her sole and separate property	Baseline Minerals, Inc.	8/5/11	Weld	Memo 3795150	7N	59W	28	W2
Clarice Colleen Giba Molholm, a widow	Baseline Minerals, Inc.	8/8/11	Weld	Memo 3795141, Ratifications	7N	59W	28	W2
Gloria Memorich Tarasar, a widow	Baseline Minerals, Inc.	8/10/11	Weld	Memo 3798021	7N	59W	28	W2
William Anthony Linscott, married to Cynthia Linscott, dealing herein with his sole and separate property	Baseline Minerals, Inc.	8/10/11	Weld	Memo 3792461	7N	59W	28	W2
Darlene Kozak Burham, a widow	Baseline Minerals, Inc.	8/11/11	Weld	Memo 3795140	7N	59W	28	W2
Karen S. Kozak, a/k/a Karen Sue Kozak, a widow	Baseline Minerals, Inc.	8/11/11	Weld	Memo 3788921	7N	59W	28	W2
William B. Kozak, a widower	Baseline Minerals, Inc.	8/11/11	Weld	Memo 3798013	7N	59W	28	W2
Monaco Family Trust, represented herein by Edward Monaco, Trustee	Baseline Minerals, Inc.	8/5/11	Weld	Memo 3792469	7N	59W	28	W2
Iris Lee Memovich Swaggerty Turk, a widow	Baseline Minerals, Inc.	8/16/11	Weld	Memo 3792460	7N	59W	28	W2
Paula Grivna Manzuk, married to Myron D. Manzuk, dealing herein with her sole and separate property	Baseline Minerals, Inc.	8/17/11	Weld	Memo 3795144	7N	59W	28	W2
Dorothy May Warhol, f/k/a Dorothy May Urista, married to Joseph Warhol, dealing herein with her sole and separate property	Baseline Minerals, Inc.	8/18/11	Weld	Memo 3795156	7N	59W	28	W2
Matthew A. Giba, a single man	Baseline Minerals, Inc.	8/19/11	Weld	Memo 3798026	7N	59W	28	W2
Catherine J. Reed, f/k/a Cathy Lind Burmeister Reed, a widow	Baseline Minerals, Inc.	8/22/11	Weld	Memo 3795149	7N	59W	28	W2

Cheryl Andrew, f/k/a Cheryl Ann Michalov, married to Jonah Andrew, dealing herein with her sole and separate property	Baseline Minerals, Inc.	8/22/11	Weld	Memo 3798016	7N	59W	28	W2
William J. Grivna, a single man	Baseline Minerals, Inc.	8/22/11	Weld	Memo 3795155	7N	59W	28	W2
Darlene M. Colbenson, f/k/a Darlene Mlynek, a widow, as sole heir of Theresa Michalov Mlynek	Baseline Minerals, Inc.	8/23/11	Weld	Memo 3792465	7N	59W	28	W2
James R. Lind, married to Rita Lind, dealing herein with his sole and separate property	Baseline Minerals, Inc.	8/23/11	Weld	Memo 3795154	7N	59W	28	W2
Ronald Dean Michalov, married to Janice Michalov, dealing herein with his sole and separate property	Baseline Minerals, Inc.	8/23/11	Weld	Memo 3795143	7N	59W	28	W2
Morris Ernest Stark	Baseline Minerals, Inc.	8/24/11	Weld	Memo 3801221	7N	59W	34	E2
Christopher D. Mabray, a single man	Baseline Minerals, Inc.	8/25/11	Weld	Memo 3798034	7N	59W	8	S2
Lynn K. Mabray, a single woman	Baseline Minerals, Inc.	8/25/11	Weld	Memo 3798033	7N	59W	8	S2
Barbara J. Memovich, a widow, and an heir to Robert Harris Memovich	Baseline Minerals, Inc.	8/29/11	Weld	Memo 3795147	7N	59W	28	W2
Holly Jo Watson, f/k/a Holly Jo Michalov, married to Gregg D. Watson, dealing herein with her sole and separate property	Baseline Minerals, Inc.	8/29/11	Weld	Memo 3798014	7N	59W	28	W2
Mark Willis Memovich, a single man	Baseline Minerals, Inc.	8/29/11	Weld	Memo 3798012	7N	59W	28	W2
Peggy R. Schultz, f/k/a Peggy Rose Memovich, married to Gene Schultz, dealing herein with her sole and separate property	Baseline Minerals, Inc.	8/29/11	Weld	Memo 3795145	7N	59W	28	W2
Scott Lee Michalov, a single man	Baseline Minerals, Inc.	8/30/11	Weld	Memo 3798020	7N	59W	28	W2
Steven Arthur Memovich, a widower, represented herein by Mary R. Thompson, his Attorney-in-Fact	Baseline Minerals, Inc.	8/30/11	Weld	Memo 3798018	7N	59W	28	W2
Sandra Lynn Kaspar, f/k/a Sandra Lynn Memovich, married to Eric Kaspar, dealing herein with her sole and separate property	Baseline Minerals, Inc.	8/31/11	Weld	Memo 3795146	7N	59W	28	W2
Steven James Memovich, married to Patricia Memovich, dealing herein with his sole and separate property	Baseline Minerals, Inc.	8/31/11	Weld	Memo 3798024	7N	59W	28	W2
Fred Joseph Radosevich, a widower	Baseline Minerals, Inc.	9/8/11	Weld	Memo 3798022	7N	59W	28	W2
Patricia Louise Welch, a widow	Baseline Minerals, Inc.	9/20/11	Weld	Memo 3798017	7N	59W	28	W2
Dennis L. Bateman, a/k/a Dennis Leland Bateman, married to Barbara Bateman, dealing herein with his sole and separate property	Baseline Minerals, Inc.	9/21/11	Weld	Memo 3798011	7N	59W	28	W2
Howard K. Dean, Jr. and Dalma Dean, husband and wife	Contex Energy Company	1/28/08	Weld	3565653, Affidavit 3740212	7N	59W	31	Lots 1, 2, E2NW4, NE4 (ada N2)
Anita Brauer, a single woman	Contex Energy Company	2/14/08	Weld	3565654, Affidavit 3745467	7N	59W	20	E2
Carol Shepherd, a single woman	Contex Energy Company	2/14/08	Weld	3565637, Affidavit 3745470	7N	59W	20	E2
Lisa A. Scott, a single woman	Contex Energy Company	2/14/08	Weld	3565652, Affidavit 3745472	7N	59W	20	E2
Mona Archer, a married woman dealing in her sole and separate property	Contex Energy Company	2/14/08	Weld	3565650, Affidavit 3745469	7N	59W	20	E2
Roe Ann Wallin, a maried woman dealing in her sole and separate property	Contex Energy Company	2/14/08	Weld	3565651, Affidavit 3745468	7N	59W	20	E2

Terri Root, a single woman	Contex Energy Company	2/14/08	Weld	3565655, Affidavit 3745471	7N	59W	20	E2
U.S. AgBank FCB fka Farm Credit Bank of Wichita, 08-123-11-016	Baseline Minerals, Inc.	4/18/11	Weld	3784272	7N	59W	31	Lots 3,4, E2SW
U.S. AgBank FCB fka Farm Credit Bank of Wichita, 08-123-11-016	Baseline Minerals, Inc.	4/18/11	Weld	3784273	7N	59W	31	SE4
Eileen Louise Dean, a single woman	Baseline Minerals, Inc.	6/27/11	Weld	Memo 3792456	7N	59W	31	Lots 1,2, E2NW4, NE4 (ada N2)
Virginia M. Rosandick, personal representative of the Estate of Virginia Dean Gabbard, deceased	Baseline Minerals, Inc.	6/27/11	Weld	Memo 3792455	7N	59W	31	Lots 1,2, E2NW4, NE4 (ada N2)
Irwin Lee Jess & Tamara Lynne Jess, husband and wife	Baseline Minerals, Inc.	7/23/08	Weld	Memo 3579660, Affidavit 3714723	7N	60W	23	E2
Jeffrey and Gina Ford, husband and wife	Baseline Minerals, Inc.	8/3/10	Weld	Memo 3714717	7N	59W	20	W2
Margaret A. Stephenson, a widow	Baseline Minerals, Inc.	8/8/08	Weld	Memo 3595536	7N	59W	20	W2
Roxanne Honaker, a married woman dealing in her sole and separate property	Baseline Minerals, Inc.	8/20/08	Weld	Memo 3582336, Affidavit 3781584	7N	59W	18	Lot 2,3,4 SE4NW4, E2SW4, SE4
Roxanne Honaker, a married woman dealing in her sole and separate property	Baseline Minerals, Inc.	8/20/08	Weld	Memo 3582336, Affidavit 3781584	7N	60W	23	W/2
Bill Paul, a married man dealing in his sole and separate property	Baseline Minerals, Inc.	9/5/08	Weld	Memo 3584254, Affidavit 3781583	7N	59W	18	Lot 2,3,4 SE4NW4, E2SW4, SE4
Bill Paul, a married man dealing in his sole and separate property	Baseline Minerals, Inc.	9/5/08	Weld	Memo 3584254, Affidavit 3781583	7N	60W	23	W/2
Ruby Schmotzer, a married woman dealing in her sole and separate property	Baseline Minerals, Inc.	9/6/08	Weld	Memo 3606464, Affidavit 3781585	7N	59W	18	Lots 2, 3, 4, SENW, E2SW,SE (ada S2NW, S2)
Ruby Schmotzer, a married woman dealing in her sole and separate property	Baseline Minerals, Inc.	9/6/08	Weld	Memo 3606464, Affidavit 3781585	7N	60W	23	W2
John Thomas Logan, a married man dealing in his sole and separate property	Baseline Minerals, Inc.	9/16/08	Weld	Memo 3584257, Affidavit 3731070	7N	59W	19	E2
Andrew J. Prebish, a married man dealing in his sole and separate property	Baseline Minerals, Inc.	10/5/10	Weld	Memo 3733389	7N	59W	18	Lots 2, 3, 4, SENW, E2SW,SE (ada S2NW, S2)
Andrew J. Prebish, a married man dealing in his sole and separate property	Baseline Minerals, Inc.	10/5/10	Weld	Memo 3733389	7N	60W	23	W2
Eugene A. Markley, a married man dealing in his sole and separate property	Baseline Minerals, Inc.	10/12/10	Weld	Memo 3731050	7N	59W	20	W2
Robert H. Markley, a married man dealing in his sole and separate property	Baseline Minerals, Inc.	10/12/10	Weld	memo 3731051	7N	59W	20	W2
Patty L. Ford	Baseline Minerals, Inc.	11/10/10	Weld	Memo 3737413	7N	59W	19	Lots 1, 2, 3 and E2W2; ada W2
Freeman Investments	Condor Energy Technology, LLC	11/27/12	Weld	3951072	7N	59W	20	E2
The Albert E. Radinsky Trust, represented herein by William Litvak, Trustee of the trust	Baseline Minerals, Inc.	12/10/10	Weld	Memo 3749643	7N	59W	19	Lots 1, 2, 3 and E2W2; ada W2
Patty L. Ford	Baseline Minerals, Inc.	12/13/10	Weld	Memo 3714717	7N	59W	20	W2
John E. Ford Family Trust, dated March 6, 2005	Baseline Minerals, Inc.	12/13/10	Weld	Memo 3718938	7N	59W	31	Lots 1,2,3,4, E2W2, E2
Patty L. Ford	Baseline Minerals, Inc.	12/13/10	Weld	Memo 3714716	7N	59W	31	Lots 1,2, E2NW4, NE4

Exhibit B

#	API	OPERATOR	WELL	SEC	TWP	RNG	CTY	ST	WI BPO	NRI BPO	WI APO 200%	NRI APO 200%

1	0512336316	CONDOR ENERGY TECHNOLOGY, LLC	Logan #2H	19/20	7N	59W	WELD	CO	0.1261	0.1009	0.1261	0.1009
2	0512336243	CONDOR ENERGY TECHNOLOGY, LLC	Waves #1H	23	7N	60W	WELD	CO	0.1406	0.1125	0.1406	0.1125
3	0512335357	CONDOR ENERGY TECHNOLOGY, LLC	Ford Family Trust #2H	31	7N	59W	WELD	CO	0.1875	0.15	0.1875	0.15

B - 1